Goodwill and Other Purchased Intangible Assets	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Purchased Intangible Assets
GOODWILL AND OTHER PURCHASED INTANGIBLE ASSETS

Goodwill

HII performs impairment tests for goodwill as of November 30 of each year and between annual impairment tests if an event occurs or circumstances change that would more likely than not reduce the fair value of the Company's reporting units below their carrying value. Reporting units are aligned with shipbuilding and ship repair activities. The Company determined that the estimated fair value of each reporting unit exceeded its corresponding carrying value as of November 30, 2013 and 2012.

The Company recorded a $290 million non-cash goodwill impairment charge in its Ingalls segment in the year ended December 31, 2011, in light of the adverse equity market conditions that began in the second quarter of 2011 and the resultant decline in industry market multiples and the Company's market capitalization. Due to the complexities involved in determining the implied fair value of the goodwill of each reporting unit, the Company initially recorded a preliminary goodwill impairment charge of $300 million in the third quarter of 2011, which represented its best estimate of the impairment amount at the time of the filing of the Company's third quarter report. The goodwill impairment charge was later adjusted to $290 million in the fourth quarter of 2011, based on the final impairment analysis. The goodwill at the Ingalls segment has no tax basis, and, accordingly, there was no tax benefit associated with recording the impairment charge. No goodwill impairment was recognized at the Newport News segment, as the Company's analysis indicated its fair value was in excess of its carrying value as of September 30, 2011.

Prior to completing the second step related to the goodwill impairment charge in 2011, HII tested its purchased intangible assets and other long-lived assets for impairment, and the carrying values of these assets were determined not to be impaired.

Accumulated goodwill impairment losses as of both December 31, 2013 and 2012, were $2,755 million. The accumulated goodwill impairment losses for Ingalls as of both December 31, 2013, and 2012, were $1,568 million. The accumulated goodwill impairment losses for Newport News as of both December 31, 2013, and 2012, were $1,187 million.

There were no changes in the carrying amounts of goodwill during 2013 and 2012.

($ in millions)	Ingalls	Newport News	Total
Balance as of January 1, 2012	$175	$706	$881
Balance as of December 31, 2012	175	706	881
Balance as of December 31, 2013	$175	$706	$881

Purchased Intangible Assets

The following table summarizes the Company's aggregate purchased intangible assets, all of which are program related intangible assets.

	December 31
($ in millions)	2013	2012
Gross carrying amount	$939	$939
Accumulated amortization	(411)	(391)
Net carrying amount	$528	$548

The Company's purchased intangible assets are being amortized on a straight-line basis over an aggregate weighted-average period of 40 years. Net intangible assets consist principally of amounts pertaining to nuclear-powered aircraft carrier and submarine program intangibles whose useful lives have been estimated based on the long life cycle of the related programs. Amortization expense for the years ended December 31, 2013, 2012 and 2011, was $20 million, $19 million and $20 million, respectively.

The Company expects amortization for purchased intangibles of approximately $20 million annually for the next five years.